UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10423

Seligman Investment Grade Fixed Income Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end:	9/30

Date of reporting period:	9/30/05

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
Investment Grade
Fixed Income Fund, Inc.

Annual Report September 30, 2005 Seeking a High Level of Current Income Consistent with Prudent Exposure to Risk

J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated	Table of Contents
is a firm with a long tradition of
investment expertise, offering a broad	To The Shareholders	1
array of investment choices to help
today’s investors seek their long-term	Interview With Your
financial goals.	Portfolio Manager	2

	Performance and
	Portfolio Overview	4
Established in 1864, Seligman has a history of provid-
ing financial services marked not by fanfare, but rather	Understanding and
by a quiet and firm adherence to financial prudence.	Comparing Your Fund’s
While the world has changed dramatically in the 141	Expenses	7
years since Seligman first opened its doors, the firm
has continued to offer its clients high-quality invest-	Portfolio of Investments	8
ment solutions through changing times.
	Statement of Assets
In the late 19th century, as the country grew, Seligman	and Liabilities	12
helped finance the westward expansion of the rail-
roads, the construction of the Panama Canal, and the	Statement of
launching of urban transit systems. In the early 20th	Operations	13
century, the firm helped fund the growing capital
needs of new industries, including the nascent auto-	Statements of
mobile and steel industries.	Changes in Net Assets	13

With the formation of Tri-Continental Corporation in	Notes to Financial
1929 — today, one of the nation’s largest diversified	Statements	15
publicly-traded closed-end equity investment compa-
nies — Seligman began shifting its emphasis to	Financial Highlights	22
investment management. In 1930, Seligman estab-
lished what would be the first in an impressive lineup	Report of Independent
of mutual funds.	Registered Public
	Accounting Firm	25
Seligman is proud of its distinctive past and of the
traditional values that continue to shape the firm’s	Directors and Officers	26
business decisions and investment judgment. While
much has changed over the years, the firm’s commit-	Additional Fund
ment to providing prudent investment management	Information	back
that seeks to build wealth for clients over time is an		cover
enduring value that will continue to guide Seligman.

To The Shareholders

Your annual report for Seligman Investment Grade Fixed Income Fund, Inc. follows this letter. This report contains a discussion with the Fund’s Portfolio Manager, Christopher J. Mahony, as well as the Fund’s investment results, financial statements, and a portfolio of investments.

For the fiscal year ended September 30, 2005, Seligman Investment Grade Fixed Income Fund, Inc. posted a total return of 1.06% based on the net asset value of Class A shares (excluding the effects of any sales charge). For the same period, the US investment-grade bond market, as measured by the Lehman Brothers Government/Credit Index, posted a total return of 2.58%, while the Lipper Corporate Debt BBB-Rated Funds Average posted a total return of 3.19%.

Thank you for your continued support of Seligman Investment Grade Fixed Income Fund. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

November 14, 2005

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co.	Seligman Data Corp.	(800) 221-2450	Shareholder Services
Incorporated	100 Park Avenue
100 Park Avenue	New York, NY 10017	(800) 445-1777	Retirement Plan Services
New York, NY 10017		(212) 682-7600	Outside the United States
General Counsel
General Distributor	Sullivan & Cromwell LLP	(800) 622-4597	24-Hour Automated
Seligman Advisors, Inc.			Telephone Access Service
100 Park Avenue	Independent Registered
New York, NY 10017	Public Accounting Firm
Deloitte & Touche LLP

Interview With Your Portfolio Manager
Christopher J. Mahony

Q:	How did Seligman Investment Grade Fixed Income Fund perform for the fiscal year ended September 30, 2005?

A:	For the fiscal year ended September 30, 2005, Seligman Investment Grade Fixed Income Fund, Inc. posted a total return of 1.06% based on the net asset value of Class A shares (excluding the effect of any sales charges); results, however, were comprised principally of interest income rather than price return. During the same period, the US investment-grade bond market, as measured by the Lehman Brothers Government/Credit Index posted a total return of 2.58%, while the Lipper Corporate Debt BBB-Rated Funds Average posted a total return of 3.19%.

Q:	What market conditions and events materially affected the Fund for the one-year period ended September 30, 2005?

A:	The Federal Reserve Board continued raising the short-term federal funds rate at a “measured” pace, with eight increases over the course of the year ended September 30, 2005, and an additional 0.25% increase on November 1, 2005. This has amounted to 12 consecutive increases, for a total of three percentage points, since the Fed began raising short-term rates in June 2004. Historically, when the Fed has raised short-term rates, longer-term rates have reacted in kind. Longer-term interest rates, however, continued to fall. This flattening of the yield curve had the most significant impact on Fund performance for the period.

Oil prices continued to surge throughout the course of the year, bringing with them higher energy prices on the whole. Energy markets priced in extreme devastation as Hurricanes Katrina and Rita halted US oil production in the Gulf Coast. Additionally, even though the US fixed income market was at near historic lows in yields, they were still much higher, relative to fixed income markets outside the US. This has resulted in huge foreign demand for US fixed income, in turn allowing rates to remain at low levels. Inflation has also continued to remain low; rallies in long-term bonds further suggest that the mar ket is not overly concerned with inflation.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	At this time last year, anticipating a rise in yields across the yield curve in response to rising shorter-term interest rates, the Fund’s portfolio was positioned defensively, with a shorter duration. Duration is the average amount of time it takes to receive interest and principal on a bond, and is commonly used to measure a bond’s (or portfolio of bonds) sensitivity to interest rates. A portfolio with a longer duration would typically be more sensitive to changes in interest rates; conversely, a portfolio with a shorter duration is thought to be less sensitive to such changes. At the close of the fiscal year September 30, 2004, long-term bonds had outperformed shorter-term bonds. We were surprised to see this historically atypical response to rising short-term rates, and expected it to be short-lived. We therefore continued to maintain the portfolio’s defensively shorter duration. Longer-term bonds, however, continued to rally throughout much of the past fiscal year, contributing to the Fund’s underperformance for the period.

The Fund’s exposure to corporate bonds throughout the period remained light. We continued to believe that corporate valua-

Interview With Your Portfolio Manager
Christopher J. Mahony

tions were too rich to continue performing as well as they had been. We expected corporate bond yields to rise, putting downward pressure on prices. Corporate bonds continued to perform well at these already rich levels, and the Fund’s defensive underweighting in this sector further contributed to the Fund’s underperformance for the period. The Fund’s large allocation to mortgage-backed securities was significantly reduced prior to declines in the sector. This sector has historically performed well in periods of low interest-rate volatility. We reversed the Fund’s position as volatility picked up, avoiding recent negative performance that would have proved to be further detrimental to Fund performance.

The views and opinions expressed are those of the Portfolio Manager, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Investment Grade Fixed Income Fund is managed by the Seligman Investment Grade Team, headed by Christopher J. Mahony. Mr. Mahony is assisted in the management of the Fund by seasoned research professionals who identify primarily long-term bonds issued or guaranteed by the US government, its agencies, and instrumentalities in order to seek high current income. Team members include Paul Pertusi and Sau Lin Wu (trader).

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Investment Grade Fixed Income Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com1by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes than an investor may pay on distributions or the redemption of shares. Since the Fund’s inception, J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to reimburse expenses other than management fees and distribution and service fees to the extent such expenses exceed 0.50% per annum of the Fund’s average daily net assets. Absent such reimbursements, returns and yields would have been lower. This undertaking will remain in effect until December 31, 2006.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares do not have sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, Class B shares, with the 3% contingent deferred sales charge (“CDSC”), Class C shares, with the initial 1% maximum sales charge and CDSC, and Class D shares, with the 1% CDSC, to a $10,000 investment made in the Lehman Brothers Government/Credit Index (“Lehman Index”) since the commencement of operations on October 1, 2001 through September 30, 2005. The performance of Class I and Class R shares, which commenced on later dates, and of Class A, Class B, Class C, and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the chart but is included in the total returns table that follows the chart. The performance of Class I and Class R shares will differ from the performance shown for Class A, Class B, Class C, and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Lehman Index does not include the effect of taxes, fees or sales charges.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Performance and Portfolio Overview

Investment Results
Total Returns
For the Periods Ended September 30, 2005

		Average Annual

			Class A, B, C	Class I	Class R
			and D Since	Since	Since
	Six		Inception	Inception	Inception
Class A	Months*	One Year	10/1/01	11/30/01	4/30/03

With Sales Charge	(3.36)%	(3.70)%	2.45%	n/a	n/a

Without Sales Charge	1.50	1.06	3.72	n/a	n/a

Class B

With CDSC†	(3.87)	(4.60)	2.26	n/a	n/a

Without CDSC	1.12	0.31	2.95	n/a	n/a

Class C

With Sales Charge and CDSC††	(0.85)	(1.62)	2.70	n/a	n/a

Without Sales Charge and CDSC	1.12	0.31	2.95	n/a	n/a

Class D

With 1% CDSC	0.26	(0.67)	n/a	n/a	n/a

Without CDSC	1.26	0.31	2.95	n/a	n/a

Class I	1.63	1.30	n/a	4.02%	n/a

Class R

With 1% CDSC	0.42	(0.10)	n/a	n/a	n/a

Without CDSC	1.42	0.88	n/a	n/a	1.72%

Lehman Index‡	2.45	2.58	5.32	5.38	3.25

Lipper Corporate Debt
BBB Rated Funds Average‡	2.29	3.19	3.97	5.94	4.57

See footnotes on page 6.

Performance and Portfolio Overview
Investment Results

				Dividend Per Share and Yield Information
Net Asset Value Per Share				For the Period Ended September 30, 2005

	9/30/05	3/31/05	9/30/04	Dividendsø	SEC 30-Day Yieldøø

Class A	$7.15	$7.16	$7.29	$0.217	3.12%

Class B	7.15	7.16	7.29	0.163	2.52

Class C	7.15	7.16	7.29	0.163	2.50

Class D	7.15	7.15	7.29	0.163	2.53

Class I	7.15	7.16	7.29	0.234	3.53

Class R	7.15	7.16	7.29	0.204	3.15

Weighted Average Maturity			8.92 years

Portfolio Composition

	Percent of Total

	9/30/05	9/30/04	Moody’s Ratings#

US Government Securities	37.1%	22.2%	Aaa	57.8%

Government Agency Securities	11.2	13.5	Aa	10.3

Government Agency Mortgage-Backed Securities	1.5	19.2	A	14.8

Corporate Bonds	36.4	20.1	Baa	15.6

Short-Term Securities	13.8	25.0	Ba	1.5

Total	100.0	100.0	Total	100.0%

*	Returns for periods of less than one year are not annualized.
†	The CDSC is 5% for periods of one year or less and 3% since inception.
††	The CDSC is 1% for periods of 18 months or less.
#	Credit ratings are those issued by Moody’s Investors Service, Inc. (“Moody’s”). Percentages are based on current market values of long-term holdings at September 30, 2005. Holdings and credit ratings are subject to change.
‡	The Lehman Index and the Lipper Corporate Debt BBB-Rated Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lehman Index is composed of investment-grade bonds (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s). The Lipper Average measures the performance of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Lehman Index excludes the effect of taxes, fees and sales charges, and the Lipper Average excludes the effect of taxes and sales charges. Investors cannot invest directly in an index or average.
ø	Represents per share amount paid or declared for the year ended September 30, 2005.
øø	Current yield, representing the annualized yield for the 30-day year ended September 30, 2005, has been computed in accordance with SEC regulations and will vary. During the period, the Manager reimbursed expenses of each class. Without these reimbursements, the yields would have been as follows:

Class A	Class B	Class C	Class D	Class I	Class R

2.19%	1.55%	1.53%	1.55%	3.43%	1.82%

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of April 1, 2005 and held for the entire six-month period ended September 30, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	4/1/05	Ratio*	9/30/05	4/1/05 to 9/30/05	4/1/05	4/1/05 to 9/30/05

Class A	$1,000.00	1.25%	$1,015.00	$ 6.31	$1,018.80	$ 6.33

Class B	1,000.00	2.00	1,011.20	10.08	1,015.04	10.10

Class C	1,000.00	2.00	1,011.20	10.08	1,015.04	10.10

Class D	1,000.00	2.00	1,012.60	10.09	1,015.04	10.10

Class I	1,000.00	1.00	1,016.30	5.05	1,020.05	5.06

Class R	1,000.00	1.50	1,014.20	7.57	1,017.55	7.59

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges. The Manager has contractually undertaken to reimburse expenses other than management fee and 12b-1 fees to the extent that they exceed 0.50% per annum of average net assets through December 31, 2006. Absent such waiver, the expense ratios and expenses paid for the period would have been higher.

**	Expenses are equal to the annualized expense ratio of each class based on actual expenses for the period April 1, 2005 to September 30, 2005, multiplied by the average account value over the period, multiplied by 183/365 (number of days in the period).

Portfolio of Investments
September 30, 2005

	Principal Amount	Value
US Government and
Government Agency Securities 49.1%

US Government Securities 36.5%

US Treasury Bond 5.375%, 2/15/2031	$1,940,000	$2,174,014

US Treasury Notes:

3.625%, 6/30/2007	1,715,000	1,699,191

3%, 11/15/2007	600,000	586,126

4.125%, 8/15/2008	90,000	89,895

3.375%, 10/15/2009	1,625,000	1,575,299

3.875%, 9/15/2010	565,000	557,187

4.25%, 8/15/2015	3,435,000	3,414,607

Total US Government Securities		10,096,319

Government Agency Securitiesø 11.1%

Fannie Mae:

4.5%, 8/15/2008	980,000	975,888

5%, 3/2/2015	985,000	982,431

Freddie Mac:

4.125%, 11/18/2009	450,000	443,732

5.2%, 3/5/2019	455,000	450,838

6.25%, 7/15/2032	165,000	197,755

Total Government Agency Securities		3,050,644

Government Agency Mortgage-Backed Securities†ø 1.5%

Fannie Mae:

7%, 7/1/2008	31,376	32,414

7%, 2/1/2012	15,401	15,910

6.5%, 5/1/2017	54,692	56,592

5.5%, 2/1/2018	113,032	114,748

7%, 1/1/2032	60,921	63,792

7%, 5/1/2032	124,974	130,861

Total Government Agency Mortgage-Backed Securities		414,317

Total US Government and
Government Agency Securities (Cost $13,646,521)		13,561,280

Corporate Bonds 35.8%

Aerospace and Defense 0.8%

International Lease Finance 5%, 4/15/2010	160,000	160,729

United Technologies 4.875%, 5/1/2015	55,000	55,022

		215,751

See footnotes on page 11.

Portfolio of Investments
September 30, 2005

	Principal Amount	Value
Beverages 1.6%

Anheuser-Busch 7%, 12/1/2025	$285,000	$295,356

PepsiAmericas 4.875%, 1/15/2015	150,000	148,537

		443,893

Biotechnology 1.2%

Amgen 4%, 11/18/2009	145,000	141,896

Genentech 4.75%, 7/15/2015††	65,000	63,874

Genentech 5.25%, 7/15/2035††	145,000	140,222

		345,992

Capital Markets 0.6%

Lehman Brothers Holdings 4.01%, 11/10/2009#	155,000	155,809

Commercial Banks 4.0%

Bank of America 4.5%, 8/1/2010	295,000	292,288

KeyBank 5.7%, 8/15/2012	220,000	229,290

US Bancorp 4.5%, 7/29/2010	295,000	292,408

Wells Fargo 3.874%, 3/10/2008#	280,000	280,197

		1,094,183

Commercial Services and Supplies 0.2%

Pitney Bowes 4.75%, 1/15/2016	60,000	58,778

Consumer Finance 4.8%

Capital One Financial 5.5%, 6/1/2015	255,000	256,972

Ford Motor Credit 7.875%, 6/15/2010	380,000	370,137

General Motors Acceptance 6.875%, 9/15/2011	395,000	359,721

MBNA 6.125%, 3/1/2013	175,000	186,986

SLM 3.81%, 2/1/2010#	155,000	151,900

		1,325,716

Diversified Financial Services 2.3%

CIT Group 4.75%, 8/15/2008	205,000	205,192

CIT Group 5%, 2/13/2014	125,000	123,903

Citigroup 4.625%, 8/3/2010	240,000	238,738

Citigroup 5.875%, 2/22/2033	60,000	61,823

		629,656

Diversified Telecommunication Services 1.2%

BellSouth 6%, 11/15/2034	35,000	35,267

Telecom Italia Capital 5.25%, 10/1/2015	295,000	290,432

		325,699

See footnotes on page 11.

Portfolio of Investments
September 30, 2005

	Principal Amount	Value
Electric Utilities 1.5%

Commonwealth Edison 6.15%, 3/15/2012	$260,000	$270,442

Consumers Energy 5.8%, 9/15/2035	140,000	138,154

		408,596

Food and Staples Retailing 5.2%

CVS 4.875%, 9/15/2014	185,000	181,449

Safeway 7.25%, 2/1/2031	76,000	80,619

Wal-Mart Stores 4.75%, 8/15/2010	790,000	791,347

Wal-Mart Stores 5.25%, 9/1/2035	400,000	388,526

		1,441,941

Food Products 0.5%

Archer Daniels Midland 5.375%, 9/15/2035	155,000	150,729

Health Care Providers and Services 0.6%

UnitedHealth Group 3.3%, 1/30/2008	160,000	155,575

Household Durables 0.8%

Centex 4.875%, 8/15/2008	235,000	234,399

Insurance 0.5%

Marsh & McLennan 5.75%, 9/15/2015	135,000	133,838

IT Services 0.4%

First Data 4.95%, 6/15/2015	120,000	119,299

Media 2.7%

Comcast 5.65%, 6/15/2035	140,000	131,319

Cox Communications 7.75%, 11/1/2010	400,000	443,095

Time Warner 7.7%, 5/1/2032	135,000	160,325

		734,739

Metals and Mining 0.6%

Teck Cominco 6.125%, 10/1/2035	165,000	162,351

Multiline Retail 1.0%

May Department Stores 6.7%, 7/15/2034	270,000	283,676

Multi-Utilities 0.9%

Alabama Power 4.026%, 8/25/2009#	165,000	165,622

Southern California Edison 5%, 1/15/2016	75,000	74,798

		240,420

Oil, Gas and Consumable Fuels 0.8%

Ras Laffan Liquefied Natural Gas 5.298%, 9/30/2020††	235,000	235,132

See footnotes on page 11.

Portfolio of Investments

September 30, 2005

	Principal Amount	Value
Thrifts and Mortgage Finance 2.1%

Aiful 5%, 8/10/2010††	$475,000	$472,368

Countrywide Home Loans 4.04%, 11/16/2007#	120,000	120,389

		592,757

Wireless Telecommunication Services 1.5%

Sprint Capital 8.75%, 3/15/2032	130,000	174,853

Verizon Global Funding 7.75%, 12/1/2030	50,000	61,101

Verizon Wireless Capital 5.375%, 12/15/2006	180,000	181,799

		417,753

Total Corporate Bonds (Cost $10,010,088)		9,906,682

Short-Term Holdings 13.6%

US Government Agency Securitiesø 12.2%

Federal Home Loan Bank 3.11%, 10/07/2005	3,390,000	3,387,994

Repurchase Agreement 1.4%

State Street Bank 3.1%, dated 9/30/2005,
maturing 10/3/2005, in the amount of $382,099,
collateralized by: $400,000
US Treasury Notes, 3.625%, 7/15/2006,
with a fair market value of $395,500	382,000	382,000

Total Short-Term Holdings (Cost $3,769,994)		3,769,994

Total Investments (Cost $27,426,603) 98.5%		27,237,956

Other Assets Less Liabilities 1.5%		401,403

Net Assets 100.0%		$27,639,359

†	Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
††	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
ø	Securities issued by these agencies are neither guaranteed nor insured by the United States Government.
#	Floating rate security; the interest rate is reset periodically.
See Notes to Financial Statements.

Statement of Assets and Liabilities
September 30, 2005

Assets:

Investments, at value:

US Government and Government Agency Securities (Cost $13,646,521)	$13,561,280

Corporate bonds (Cost $10,010,088)	9,906,682

Short-term holdings (Cost $3,769,994)	3,769,994

Total investments (Cost $27,426,603)	27,237,956

Receivable for securities sold	1,442,777

Interest receivable	199,336

Receivable for Capital Stock sold	46,354

Receivable from the Manager (Note 4)	27,898

Expenses prepaid to shareholder service agent	4,514

Other	36,929

Total Assets	28,995,764

Liabilities:

Bank overdraft	3,563

Payable for securities purchased	1,240,381

Dividends payable	29,462

Payable for Capital Stock repurchased	15,674

Management fees payable	11,430

Distribution and service fees payable	7,796

Accrued expenses and other	48,099

Total Liabilities	1,356,405

Net Assets	$27,639,359

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 1,000,000,000
shares authorized; 3,863,787 shares outstanding):

Class A	$1,997

Class B	435

Class C	211

Class D	160

Class I	1,061

Class R	—

Additional paid-in capital	28,162,053

Dividends in excess of net investment income	(13,785)

Accumulated net realized loss	(324,126)

Net unrealized depreciation of investments	(188,647)

Net Assets	$27,639,359

Net Asset Value Per Share:

Class A ($14,288,081 ÷ 1,997,323 shares)	$7.15

Class B ($3,110,187 ÷ 434,739 shares)	$7.15

Class C ($1,508,758 ÷ 210,876 shares)	$7.15

Class D ($1,145,003 ÷ 160,132 shares)	$7.15

Class I ($7,585,767 ÷ 1,060,499 shares)	$7.15

Class R ($1,563 ÷ 218 shares)	$7.15

See Notes to Financial Statements.

Statement of Operations
For the Year Ended September 30, 2005

Investment Income:

Interest	$1,126,037

Expenses:

Management fee	140,393

Shareholder account services	135,214

Distribution and service fees	104,850

Registration	89,158

Auditing and legal fees	58,155

Shareholder reports and communications	32,901

Custody and related services	16,837

Directors fees and expenses	7,090

Miscellaneous	13,574

Total Expenses Before Reimbursement	598,172

Reimbursement of Expenses (Note 4)	(212,602)

Total Expenses After Reimbursement	385,570

Net Investment Income	740,467

Net Realized and Unrealized Loss on Investments:

Net realized loss on investments	(28,751)

Net change in unrealized depreciation of investments	(420,263)

Net Loss on Investments	(449,014)

Increase in Net Assets from Operations	$291,453

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended September 30,

	2005	2004

Operations:

Net investment income	$740,467	$631,097

Net realized loss on investments	(28,751)	(33,725)

Net change in unrealized depreciation of investments	(420,263)	(197,459)

Increase in Net Assets from Operations	291,453	399,913

Distributions to Shareholders:

Dividends from net investment income:

Class A	(403,737)	(375,233)

Class B	(72,672)	(69,292)

Class C	(34,038)	(27,759)

Class D	(29,840)	(37,894)

Class I	(200,105)	(120,887)

Class R	(75)	(32)

Total	(740,467)	(631,097)

(Continued on next page)

Statements of Changes in Net Assets
(continued)

	Year Ended September 30,

	2005	2004

Dividends in excess of net investment income:

Class A	$(31,917)	$(86,058)

Class B	(7,897)	(23,538)

Class C	(3,670)	(9,432)

Class D	(3,336)	(13,016)

Class I	(14,398)	(25,093)

Class R	(7)	(8)

Total	(61,225)	(157,145)

Net realized short-term gain on investments:

Class A	—	(166,252)

Class B	—	(47,942)

Class C	—	(19,227)

Class D	—	(23,283)

Class I	—	(44,801)

Class R	—	(17)

Total	—	(301,522)

Net realized long-term gain on investments:

Class A	—	(26,682)

Class B	—	(7,694)

Class C	—	(3,086)

Class D	—	(3,731)

Class I	—	(7,190)

Class R	—	(3)

Total	—	(48,386)

Decrease in Net Assets from Distributions	(801,692)	(1,138,150)

Transactions in Capital Stock:

Net proceeds from sales of shares	4,433,449	6,110,582

Investment of dividends	695,607	650,389

Exchanged from associated funds	2,675,074	5,419,918

Shares issued in payment of gain distribution	—	291,665

Total	7,804,130	12,472,554

Cost of shares repurchased	(6,015,025)	(5,360,264)

Exchanged into associated funds	(4,498,174)	(2,740,309)

Total	(10,513,199)	(8,100,573)

Increase (Decrease) in Net Assets from Transactions in Capital Stock	(2,709,069)	4,371,981

Increase (Decrease) in Net Assets	(3,219,308)	3,633,744

Net Assets:

Beginning of year	30,858,667	27,224,923

End of Year (Net of dividends in excess of net investment
income of $13,785 and $30,812, respectively)	$27,639,359	$30,858,667

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization — Seligman Investment Grade Fixed Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on June 21, 2001 as an open-end, diversified management investment company. The Fund had no operations prior to October 1, 2001 (commencement of operations) other than those related to organizational matters and the sale and issuance to Seligman Advisors, Inc. (the “Distributor”) of 14,006 shares of Capital Stock for $100,003 on August 23, 2001.

2.	Multiple Classes of Shares — The Fund offers six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman registered investment company (“Seligman Funds”), the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Investments in US Government and Government agency securities, bonds and asset-backed securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not

Notes to Financial Statements

readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on bonds and other debt securities for financial reporting purposes. Dividends receivable are recorded on ex-dividend dates.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2005, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets. The Manager has contractually undertaken to reimburse the Fund’s expenses, other than management fees and distribution and service fees, that exceed 0.50% per annum of the Fund’s average daily net assets through December 31, 2006. For the year ended September 30, 2005, the amount of expenses reimbursed by the Manager to the Fund was $212,602. At September 30, 2005, the Manager owed the Fund $27,898 relating to the reimbursement.

The Distributor, agent for the distribution of the Fund’s shares, and an affiliate of the Manager, received concessions of $589 from sales of Class A shares. Commissions of $4,020 and $438 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees monthly to the Fund pursuant to the Plan. For the year ended September 30, 2005, fees incurred under the Plan aggregated $36,672 or 0.25% per annum of the average daily net assets of Class A shares.

Notes to Financial Statements

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the year ended September 30, 2005, amounted to $120.

For the year ended September 30, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares amounted to $36,112, $16,784, $15,265 and $17, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended September 30, 2005, such charges amounted to $3,982. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 2005, Seligman Services, Inc. received commissions of $768 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $1,123 pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $135,214 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of September 30, 2005, the Fund’s potential obligation under the Guaranties is $19,700. As of September 30, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based

Notes to Financial Statements

on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at September 30, 2005, of $909 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Funds. The directors currently have limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions.The credit facility commitment expires in June 2006, but is renewable annually with the consent of participating banks. For the year ended September 30, 2005, the Fund did not borrow from the credit facility.

6.	Purchases and Sales of Securities — Purchases and sales of securities, excluding US Government and Government agency securities and short-term investments, for the year ended September 30, 2005, amounted to $34,377,305 and $30,800,082, respectively; purchases and sales of US Government and Government agency securities were $72,732,815 and $74,664,210, respectively.

7.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At September 30, 2005, the tax basis cost of investments for federal income tax purposes was $27,449,110. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $8,722 and the amortization of premiums for financial reporting purposes of $13,785.

At September 30, 2005, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities		$ 17,532

Gross unrealized depreciation of portfolio securities		(228,686)

Net unrealized depreciation of portfolio securities		(211,154)

Undistributed ordinary income		30,372

Capital loss carryforwards		(137,798)

Timing differences (post-October losses)		(177,607)

Total accumulated losses		$ (496,187)

The tax characterization of distributions paid was as follows:
	Year Ended September 30,

	2005	2004

Ordinary income	$801,692	$1,089,764

Long-term capital gains	—	48,386

At September 30, 2005, the Fund had net capital loss carryforwards for federal income tax purposes of $137,798, which are available for offset against future taxable net capital gains, with $33,578 expiring in

Notes to Financial Statements

2012 and $104,220 expiring in 2013. Accordingly, no capital gain distribution is expected to be paid to shareholders of the Fund until net capital gains have been realized in excess of the available capital loss carryforwards.

In addition, the Fund elected to defer to October 1, 2005, the recognition for tax purposes of net losses of $177,607 realized on sales of investments after October 31, 2004. These losses will be available to offset future taxable net gains.

8.	Transactions in Capital Stock — The Fund has authorized one billion shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended September 30,

	2005			2004

Class A	Shares	Amount	Shares		Amount

Net proceeds from sales of shares	199,557	$1,448,801	417,569		$3,048,731

Investment of dividends	50,814	368,181	49,709		362,220

Exchanged from associated funds	115,187	835,958	284,736		2,081,462

Shares issued in payment
of gain distribution	—	—	20,931		152,993

Conversion from Class B*	28,501	206,637	13,746		100,233

Total	394,059	2,859,577	786,691		5,745,639

Cost of shares repurchased	(455,460)	(3,313,822)	(321,801)		(2,340,988)

Exchanged into associated funds	(275,622)	(2,004,060)	(144,346)		(1,057,529)

Total	(731,082)	(5,317,882)	(466,147)		(3,398,517)

Increase (decrease)	(337,023)	$(2,458,305)	320,544		$2,347,122

Class B	Shares	Amount	Shares		Amount

Net proceeds from sales of shares	12,572	$90,617	14,787		$107,632

Investment of dividends	7,570	54,855	9,066		66,121

Exchanged from associated funds	135,652	984,389	253,876		1,852,081

Shares issued in payment
of gain distribution	—	—	5,992		43,734

Total	155,794	1,129,861	283,721		2,069,568

Cost of shares repurchased	(163,286)	(1,183,651)	(154,351)		(1,117,520)

Exchanged into associated funds	(108,788)	(785,816)	(130,153)		(946,971)

Conversion to Class A*	(28,491)	(206,565)	(13,738)		(100,180)

Total	(300,565)	(2,176,032)	(298,242)		(2,164,671)

Decrease	(144,771)	$(1,046,171)	(14,521)		$(95,103)

Class C	Shares	Amount	Shares		Amount

Net proceeds from sales of shares	17,809	$129,355	34,054		$247,315

Investment of dividends	4,188	30,339	3,741		27,269

Exchanged from associated funds	59,747	433,247	48,619		356,085

Shares issued in payment
of gain distribution	—	—	2,359		17,247

Total	81,744	592,941	88,773		647,916

Cost of shares repurchased	(66,265)	(482,065)	(74,858)		(539,452)

Exchanged into associated funds	(33,045)	(239,144)	(34,569)		(250,164)

Total	(99,310)	(721,209)	(109,427)		(789,616)

Decrease	(17,566)	$(128,268)	(20,654)		$(141,700)

See footnote on page 20.

Notes to Financial Statements

	Year Ended September 30,

		2005			2004

Class D	Shares		Amount	Shares		Amount

Net proceeds from sales of shares	76,588		$556,877	72,918		$530,266

Investment of dividends	4,338		31,462	6,778		49,369

Exchanged from associated funds	55,721		403,652	154,932		1,130,290

Shares issued in payment
of gain distribution	—		—	3,670		26,804

Total	136,647		991,991	238,298		1,736,729

Cost of shares repurchased	(81,770)		(594,141)	(153,624)		(1,111,963)

Exchanged into associated funds	(199,590)		(1,450,820)	(67,289)		(485,645)

Total	(281,360)		(2,044,961)	(220,913)		(1,597,608)

Increase (decrease)	(144,713)		$(1,052,970)	17,385		$139,121

Class I	Shares		Amount	Shares		Amount

Net proceeds from sales of shares	304,480		2,207,111	298,624		$2,176,584

Investment of dividends	29,097		210,713	19,961		145,370

Shares issued in payment
of gain distribution	—		—	6,959		50,868

Total	333,577		2,417,824	325,544		2,372,822

Cost of shares repurchased	(60,932)		(441,271)	(34,717)		(250,341)

Increase	272,645		$1,976,553	290,827		$2,122,481

Class R	Shares		Amount	Shares		Amount

Net proceeds from sales of shares	85		$616	—		$—

Investment of dividends	8		57	5		40

Exchanged from associated funds	2,442		17,828	—		—

Shares issued in payment
of gain distribution	—		—	3		19

Total	2,535		18,501	8		59

Cost of shares repurchased	(10)		(75)	—		—

Exchanged into associated funds	(2,519)		(18,334)	—		—

Total	(2,529)		(18,409)	—		—

Increase	6		$92	8		$59

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

Notes to Financial Statements

9.	Other Matters — The circumstances described below relate to certain regulatory matters affecting certain of the Seligman registered investment companies (“Seligman Funds”). Seligman Investment Grade Fixed Income Fund, Inc. was not affected by these circumstances and, accordingly, did not receive any payments from the Manager.

In the fall of 2003, the Manager conducted an extensive internal review relating to market timing. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman Funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three funds and agreed to waive a portion of its management fee with respect to another fund.

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”). Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry.

Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance from its inception. Certain information reflects financial results for a single share of Capital Stock of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total Return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

		Class A				Class B

	Year Ended September 30,				Year Ended September 30,

	2005	2004	2003	2002	2005	2004	2003	2002

Per Share Data:

Net Asset Value,
Beginning of Year	$7.29	$7.48	$7.41	$7.14	$7.29	$7.48	$7.41	$7.14

Income from
Investment Operations:

Net investment income	0.20	0.17	0.18	0.23	0.15	0.11	0.13	0.17

Net realized and unrealized
gain (loss) on investments	(0.12)	(0.06)	0.17	0.29	(0.13)	(0.06)	0.17	0.30

Total from Investment
Operations	0.08	0.11	0.35	0.52	0.02	0.05	0.30	0.47

Less Distributions:

Dividends from net
investment income	(0.20)	(0.17)	(0.18)	(0.23)	(0.14)	(0.11)	(0.13)	(0.18)

Dividends in excess of
net investment income	(0.02)	(0.04)	(0.04)	(0.02)	(0.02)	(0.04)	(0.04)	(0.02)

Distributions from net
realized capital gain	—	(0.09)	(0.06)	—	—	(0.09)	(0.06)	—

Total Distributions	(0.22)	(0.30)	(0.28)	(0.25)	(0.16)	(0.24)	(0.23)	(0.20)

Net Asset Value,
End of Year	$7.15	$7.29	$7.48	$7.41	$7.15	$7.29	$7.48	$7.41

Total Return	1.06%	1.52%	4.94%	7.48%	0.31%	0.77%	4.17%	6.69%

Ratios/Supplemental Data:

Net assets, end of year
(000s omitted)	$14,288	$17,008	$15,055	$6,906	$3,110	$4,223	$4,441	$3,041

Ratio of expenses to
average net assets	1.25%	1.25%	1.25%	1.25%	2.00%	2.00%	2.00%	2.00%

Ratio of net income to
average net assets	2.76%	2.29%	2.46%	3.18%	2.01%	1.54%	1.71%	2.43%

Portfolio turnover rate	444.20%	249.13%	508.53%	253.47%	444.20%	249.13%	508.53%	253.47%

Without expense
reimbursement:†

Ratio of expenses to
average net assets	2.20%	2.27%	2.50%	5.52%	2.95%	3.02%	3.25%	6.27%

Ratio of net income (loss)
to average net assets	1.81%	1.27%	1.21%	(1.09)%	1.06%	0.52%	0.46%	(1.85)%

See footnotes on page 24.

Financial Highlights

	Class C				Class D

	Year Ended September 30,				Year Ended September 30,

	2005	2004	2003	2002	2005	2004	2003	2002

Per Share Data:

Net Asset Value,
Beginning of Year

$7.29

$7.48

			$7.41	$7.14	$7.29	$7.48	$7.41	$7.14

Income from
Investment Operations:

Net investment income	0.15	0.11	0.13	0.17	0.15	0.11	0.13	0.17

Net realized and unrealized
gain (loss) on investments	(0.13)	(0.06)	0.17	0.30	(0.13)	(0.06)	0.17	0.30

Total from
Investment Operations	0.02	0.05	0.30	0.47	0.02	0.05	0.30	0.47

Less Distributions:

Dividends from net
investment income	(0.14)	(0.11)	(0.13)	(0.18)	(0.14)	(0.11)	(0.13)	(0.18)

Dividends in excess of
net investment income	(0.02)	(0.04)	(0.04)	(0.02)	(0.02)	(0.04)	(0.04)	(0.02)

Distributions from net
realized capital gain	—	(0.09)	(0.06)	—	—	(0.09)	(0.06)	—

Total Distributions	(0.16)	(0.24)	(0.23)	(0.20)	(0.16)	(0.24)	(0.23)	(0.20)

Net Asset Value,
End of Year	$7.15	$7.29	$7.48	$7.41	$7.15	$7.29	$7.48	$7.41

Total Return	0.31%	0.77%	4.17%	6.69%	0.31%	0.77%	4.17%	6.69%

Ratios/Supplemental Data:

Net assets, end of year
(000s omitted)	$1,509	$1,665	$1,862	$636	$1,145	$2,221	$2,149	$1,179

Ratio of expenses to
average net assets	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Ratio of net income to
average net assets	2.01%	1.54%	1.71%	2.43%	2.01%	1.54%	1.71%	2.43%

Portfolio turnover rate	444.20%	249.13%	508.53%	253.47%	444.20%	249.13%	508.53%	253.47%

Without expense
reimbursement:†

Ratio of expenses to
average net assets	2.95%	3.02%	3.25%	6.27%	2.95%	3.02%	3.25%	6.27%

Ratio of net income (loss)
to average net assets	1.06%	0.52%	0.46%	(1.85)%	1.06%	0.52%	0.46%	(1.85)%

See footnotes on page 24.

Financial Highlights

	Class I				Class R

	Year Ended				Year Ended
	September 30,			11/30/01**	September 30,		4/30/03**
				to			to
	2005	2004	2003	9/30/02	2005	2004	9/30/03

Per Share Data:

Net Asset Value,
Beginning of Year	$7.29	$7.48	$7.41	$7.13	$7.29	$7.48	$7.42

Income from
Investment Operations:

Net investment income	0.21	0.18	0.20	0.20	0.18	0.15	0.06

Net realized and unrealized
gain (loss) on investments	(0.12)	(0.06)	0.17	0.30	(0.12)	(0.06)	0.09

Total from Investment
Operations	0.09	0.12	0.37	0.50	0.06	0.09	0.15

Less Distributions:

Dividends from net
investment income	(0.21)	(0.18)	(0.20)	(0.20)	(0.18)	(0.15)	(0.06)

Dividends in excess of net
investment income	(0.02)	(0.04)	(0.04)	(0.02)	(0.02)	(0.04)	(0.03)

Distributions from net
realized capital gain	—	(0.09)	(0.06)	—	—	(0.09)	—

Total Distributions	(0.23)	(0.31)	(0.30)	(0.22)	(0.20)	(0.28)	(0.09)

Net Asset Value,
End of Year	$7.15	$7.29	$7.48	$7.41	$7.15	$7.29	$7.48

Total Return	1.30%	1.76%	5.26%	7.19%	0.88%	1.31%	1.98%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$7,586	$5,740	$3,715	$1,709	$2	$2	$2

Ratio of expenses to
average net assets	1.00%	0.98%	1.00%	1.00%*	1.50%	1.50%	1.50	%*

Ratio of net income to
average net assets	3.01%	2.56%	2.71%	3.37%*	2.51%	2.04%	1.94	%*

Portfolio turnover rate	444.20%	249.13%	508.53%	253.47%††	444.20%	249.13%	508.53	%†††

Without expense
reimbursement:†

Ratio of expenses to
average net assets	1.12%		1.08%	5.10%*	2.45%	2.52%	1.69	%*

Ratio of net income (loss)
to average net assets	2.89%		2.63%	(0.73)%*	1.56%	1.02%	1.75	%*

*	Annualized.
**	Commencement of offering of shares.
†	Since the Fund’s inception, the Manager has contractually undertaken to reimburse expenses other than management fees and distribution and service fees to the extent such expenses exceed 0.50% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until December 31, 2006.
††	For the year ended September 30, 2002.
†††	For the year ended September 30, 2003.
See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Investment Grade Fixed Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Investment Grade Fixed Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Investment Grade Fixed Income Fund, Inc. as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 23, 2005

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund is set forth below.

Independent Directors
Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (68)[2,3]	Chairman, Chief Executive Officer and Director, KeySpan Corporation
• Director: 2003 to Date	(diversified energy, gas and electric company); Director or Trustee of each
• Oversees 57 Portfolios	of the investment companies of the Seligman Group of Funds† (except
in Fund Complex	Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta
Northeast Gas, Ltd., Boundary Gas Inc., The Houston Exploration
Company (oil and gas exploration, development and production compa-
nies), Edison Electric Institute, Keyera Facilities Income Fund (natural gas gathering and processing company), New York State Energy Research and Development Authority, Independence Community Bank, Business
Council of New York State, Inc., New York City Partnership, and the Long
Island Association (business and civic organizations).

John R. Galvin (76)[1,3]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Director: 2001 to Date	University; Director or Trustee of each of the investment companies of
• Oversees 58 Portfolios	the Seligman Group of Funds†; and Chairman Emeritus, American
in Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; and Director, Raytheon Co. (defense and commercial elec-
tronics) and USLIFE Corporation (life insurance). From June 1987 to June
1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the
Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3]	President Emerita, Sarah Lawrence College; Director or Trustee of each of
• Director: 2001 to Date	the investment companies of the Seligman Group of Funds†; Director,
• Oversees 58 Portfolios	Jeannette K. Watson Summer Fellowship (summer internships for college
in Fund Complex	students); Trustee, Committee for Economic Development; Governor,
Court of Governors, London School of Economics; and Director, Public
Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller
Foundation (charitable foundation); Trustee, Save the Children (nonprofit child assistance organization; and Director, New York Telephone Company.

Frank A. McPherson (72)[2,3]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 2001 to Date	Corporation (diversified energy and chemical company); Director or
• Oversees 58 Portfolios	Trustee of each of the investment companies of the Seligman Group of
in Fund Complex	Funds†; Director, ConocoPhillips (integrated international oil corpora-
tion), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys
and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation,
and Oklahoma Foundation for Excellence in Education. Formerly,
Director, Kimberly-Clark Corporation (consumer products), BOK Financial
(bank holding company), and the Federal Reserve System’s Kansas City
Reserve Bank.

See footnotes on page 29.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund is set forth below.

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fund ø	and Other Information

Betsy S. Michel (63)[1,3]	Attorney; Director or Trustee of each of the investment companies of the
• Director: 2001 to Date	Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge
• Oversees 58 Portfolios	Foundation (charitable foundation). Formerly, Chairman of the Board of
in Fund Complex	Trustees of St. George’s School (Newport, RI) and Trustee, World
Learning, Inc. (international educational training).

Leroy C. Richie (64)[1,3]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
• Director: 2001 to Date	(library of technical standards); Director or Trustee of each of the invest-
• Oversees 57 Portfolios	ment companies of the Seligman Group of Funds† (with the exception of
in Fund Complex	Seligman Cash Management Fund, Inc.); Director, Kerr-McGee
Corporation (diversified energy and chemical company) and Infinity, Inc.
(oil and gas services and exploration); and Director and Chairman,
Highland Park Michigan Economic Development Corp. Formerly, Trustee,
New York University Law Center Foundation; Vice Chairman, Detroit
Medical Center; Chairman and Chief Executive Officer, Capital Coating
Technologies, Inc. (applied coating technologies); and Vice President and
General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3]	Ambassador and Permanent Observer of the Sovereign Military Order of
• Director: 2001 to Date	Malta to the United Nations; and Director or Trustee of each of the
• Oversees 58 Portfolios	investment companies of the Seligman Group of Funds†. Formerly,
in Fund Complex	Director, USLIFE Corporation (life insurance); and Vice President, Pfizer
Inc. (pharmaceuticals).

James N. Whitson (70)[1,3]	Director or Trustee of each of the investment companies of the Seligman
• Director: 2001 to Date	Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxi-
• Oversees 58 Portfolios	al cable). Retired Executive Vice President and Chief Operating Officer,
in Fund Complex	Sammons Enterprises, Inc. (a diversified holding company). Formerly,
Director and Consultant, Sammons Enterprises, Inc.; and Director,
C-SPAN (cable television network).

See footnotes on page 29.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fund ø	and Other Information

William C. Morris (67)*	Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board
• Director and Chairman of	and Director or Trustee of each of the investment companies of the
the Board: 2001 to Date	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
• Oversees 58 Portfolios	Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic prop-
in Fund Complex	pants for oil and gas industry); Director, Seligman Data Corp.; and
President and Chief Executive Officer of The Metropolitan Opera
Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)*	Director and President, J. & W. Seligman & Co. Incorporated; President,
• Director and President:	Chief Executive Officer and Director or Trustee of each of the investment
2001 to Date	companies of the Seligman Group of Funds†; Director, Seligman
• Chief Executive Officer:	Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
2002 to Date	Corp.; Member of the Board of Governors of the Investment Company
• Oversees 58 Portfolios	Institute; and Director (formerly Vice Chairman), ICI Mutual Insurance
in Fund Complex	Company.

Eleanor T.M. Hoagland (54)	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President
• Vice President and Chief	and Chief Compliance Officer for each of the investment companies of
Compliance Officer:	the Seligman Group of Funds†. Formerly, Managing Director, Partner and
2004 to Date	Chief Portfolio Strategist, AMT Capital Management.

Christopher J. Mahony (41)	Senior Vice President, Investment Officer of J. & W. Seligman & Co.
• Vice President and	Incorporated; Vice President and Portfolio Manager of Seligman Cash
Portfolio Manager:	Management Fund, Inc. and Seligman U.S. Government Securities Fund,
2001 to Date	Inc.; Vice President and Co-Portfolio Manager of Seligman Income and
Growth Fund, Inc.; and Vice President of Seligman Portfolios, Inc. and
Portfolio Manager of its Investment Grade Fixed Income Portfolio.
Formerly, Senior Portfolio Manager at Fort Washington Investment
Advisors, Inc. since 1994; and Portfolio Manager, Neuberger and Berman from 1991 to 1994.

See footnotes on page 29.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fund ø	and Other Information

Thomas G. Rose (47)	Chief Financial Officer, Senior Vice President, Finance, and Treasurer,
• Vice President:	J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance,
2001 to Date	Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman
Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and
Seligman Data Corp.

Lawrence P. Vogel (49)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President and	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
Treasurer:	investment companies of the Seligman Group of Funds†; and Treasurer
2001 to Date	of Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W.
Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
International, Inc. and Seligman Data Corp.; Vice President, Seligman
Services, Inc.; and Treasurer, Seligman International, Inc.

Frank J. Nasta (41)	Director, Managing Director, General Counsel and Corporate Secretary,
• Secretary:	J. & W. Seligman & Co. Incorporated; Secretary of each of the investment
2001 to Date	companies of the Seligman Group of Funds†; and Corporate Secretary,
Seligman Advisors, Inc., Seligman Services, Inc., Seligman International,
Inc., and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 24 registered investment companies.
*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.
Member:	1	Audit Committee
	2	Director Nominating Committee
	3	Board Operations Committee

Additional Fund
Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov1. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman. com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.2

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Investment Grade Fixed Income Fund, Inc., which contains information about the investment objectives, risks, charges and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

[1]
The references to the SEC’s website and Seligman’s website are inactive textual references and information contained in or otherwise accessible through these websites do not form a part of this report or the Fund’s prospectus.

[2]
Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

TXIG2 9/05

ITEM 2.	CODE OF ETHICS.
	As of September 30, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
	The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
	(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

		2005	2004

	Audit Fees	$ 23,150	$22,117
	Audit-Related Fees	–	–
	Tax Fees	2,350	2,200
	All Other Fees	1,931	–

	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

	Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

		2005	2004

	Audit-Related Fees	$120,630	$114,980
	Tax Fees	13,903	7,800
	All Other Fees	–	43,000

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $138,814 and $167,980, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.		SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.		DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 8.		PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.		PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.		SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Board of Directors of the Registrant has a adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.		CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.		EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a)
under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

By:
/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date: June 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date: June 19, 2006

By:
/S/ LAWRENCE P.VOGEL

Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: June 19, 2006

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

EXHIBIT INDEX

(a) (1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a) (2)	Certification of princi;al executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment
Company Act of 1940.